Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Oceanview Asset Selector (“Client”) between October 2025 and January 2026 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

■	“Guideline Review”:	178 mortgage loans
■	“Pay History Review”:	299 mortgage loans
■	“Data Integrity Review”:	178 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

DBRS, Inc. (“DBRS”) who is NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review), involved forty (40) potential fields. The data fields are listed below.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	178	0.00%	178
Amortization Term	0	178	0.00%	178
Amortization Type	0	178	0.00%	178
Appraised Value	0	178	0.00%	178
Borrower Last Name	0	178	0.00%	178
City	0	178	0.00%	178
Contract Sales Price	0	74	0.00%	178
DCR UW VCC	0	178	0.00%	178
First Interest Rate Change Date	0	102	0.00%	178
First Payment Change Date	0	79	0.00%	178
Index Type	0	102	0.00%	178
Interest Collection Type	0	178	0.00%	178
Interest Only	0	178	0.00%	178
Interest Rate Change Frequency	0	102	0.00%	178
Interest Rate Initial Cap	0	102	0.00%	178
Interest Rate Initial Maximum	0	23	0.00%	178
Interest Rate Initial Minimum	0	23	0.00%	178
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Interest Rate Life Cap	0	102	0.00%	178
Interest Rate Life Max	0	102	0.00%	178
Interest Rate Life Min	0	102	0.00%	178
Interest Rate Periodic Cap	0	102	0.00%	178
Investment Property Type	0	178	0.00%	178
Lien Position	0	178	0.00%	178
LTV Valuation Value	0	178	0.00%	178
Margin	0	102	0.00%	178
Maturity Date	0	178	0.00%	178
Note Date	0	178	0.00%	178
Original Interest Rate	0	178	0.00%	178
Original Loan Amount	0	178	0.00%	178
Original LTV	0	178	0.00%	178
Original P&I	0	178	0.00%	178
Original Term	0	178	0.00%	178
Prepayment Penalty Period (months)	0	178	0.00%	178
Purpose	0	178	0.00%	178
Refi Purpose	0	105	0.00%	178
Representative FICO	0	178	0.00%	178
SBC Occupancy	0	178	0.00%	178
State	0	178	0.00%	178
Street	0	178	0.00%	178
Zip	0	178	0.00%	178
Total	0	5,850	0.00%	178

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review and (ii) Payment History Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review, Section 6 for the Valuation Review and Section 8 for the Payment History and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
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Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

This review is not a full review to the credit guidelines. It only includes the below items.

For this review, the procedures include:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit guidelines, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit guidelines.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit guidelines requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to Bayview credit guidelines requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit guidelines requirements.
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit guidelines requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit guidelines requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy
▪	Documenting any non-approved credit guidelines exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	If the property is a 1-4 family SitusAMC will expect a second valuation in the file that supports the initial appraisal. If this valuation is not present or if this valuation has a value of less than 10% of the appraised value SitusAMC will place an exception on the loan that will show to the rating agencies

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

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(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Data Integrity Review

For the loans in the Guideline Review population, data points were reviewed between the data tape and the data collected by AMC.

Payment History Review (299 loans)

AMC performed up to 12-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 12 month look back for each mortgage loan within the payment history population.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

One hundred seventy-seven (177) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 88.20% of the mortgage loans by number have a Credit grade of “A.” One (1) mortgage loan reviewed by AMC has a Credit grade of “C”. Twenty (20) of the “B” grades correspond to twenty (20) mortgages loans where the lender issued a guideline exception/waiver. There is a total of twenty-one (21) waived and downgraded credit exceptions affecting those twenty-one (21) mortgages loans. Some mortgage loans received multiple waivers.

Guideline Review Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	157	88.20%
B	20	11.24%
C	1	0.56%
D	0	0.00%
Total	178	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product were separately ordered by the Client during the review. One hundred seventy-seven (177) of the mortgage loans received a Property grade “A”. One (1) the mortgage loan received a Property grade “C”.

Guideline Review Valuation Results:

One hundred seventy-seventy (177) of the mortgage loans received a Property grade “A”. One (1) the mortgage loan received a Property grade “C” The “C” grade corresponds to one (1) mortgage loan where the property was not in average or better condition. The loan was approved with this noted.

Guideline Review Valuation Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	177	99.44%
B	0	0.00%
C	1	0.56%
D	0	0.00%
Total	178	100.00%
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OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, one hundred seventy-six (176) mortgage loans reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher and 87.64% of the mortgage loans by number have an Overall grade of “A.”

The table below summarizes the Overall grade based on the Credit and Property Valuation sections above:

Guideline Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	156	87.64%
B	20	11.24%
C	2	1.12%
D	0	0.00%
Total	178	100.00%

PAYMENT HISTORY REVIEW SUMMARY

AMC conducted a Payment History Review on two hundred ninety-nine (299) mortgage loans. Of such mortgage loans, seventeen (17) mortgage loans had delinquencies during the lookback period and no missing data, and two hundred eighty-two (282) mortgage loans had no delinquency, no missing data within the lookback period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	282	94.31%
Delinquency, No Missing Data	17	5.69%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	299	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	299	100.00%
Total	299	100.00%

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

All items are relevant for the one hundred seventy-eight (178) loans in the guideline review that are part of the securitization population.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	76	42.70%	$50,038,384.00	45.60%
Adjustable	102	57.30%	$59,693,330.00	54.40%
Total	178	100.00%	$109,731,714.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	178	100.00%	$109,731,714.00	100.00%
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Total	178	100.00%	$109,731,714.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	83	46.63%	$51,730,854.00	47.14%
Other-than-first-time Home Purchase	74	41.57%	$42,077,485.00	38.35%
Rate/Term Refinance - Borrower Initiated	21	11.80%	$15,923,375.00	14.51%
Total	178	100.00%	$109,731,714.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	2	1.12%	$830,000.00	0.76%
241-360 Months	176	98.88%	$108,901,714.00	99.24%
Total	178	100.00%	$109,731,714.00	100.00%

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